Investment Portfolioas of March 31, 2024 (Unaudited)
DWS RREEF Global Infrastructure Fund
	Shares	Value ($)

Common Stocks 99.2%
Australia 1.5%
APA Group (Units) (Cost $14,654,635)	2,477,961	13,580,160
Canada 12.7%
Enbridge, Inc.	1,316,467	47,573,777
GFL Environmental, Inc.	245,830	8,481,135
Hydro One Ltd. 144A	314,109	9,159,725
Keyera Corp.	714,505	18,403,957
Pembina Pipeline Corp.	817,229	28,844,796
Pembina Pipeline Corp.*	18,067	637,423
(Cost $101,880,787)		113,100,813
China 1.8%
China Tower Corp. Ltd. "H", 144A	67,844,000	7,801,250
ENN Energy Holdings Ltd.	1,087,300	8,376,776
(Cost $21,207,014)		16,178,026
France 6.4%
Eiffage SA	29,412	3,336,529
Vinci SA	419,187	53,708,005
(Cost $39,310,795)		57,044,534
Hong Kong 1.8%
China Gas Holdings Ltd.	1,000,400	902,378
China Resources Gas Group Ltd.	1,499,900	4,781,268
Hong Kong & China Gas Co., Ltd.	8,384,800	6,352,689
Kunlun Energy Co., Ltd.	4,664,000	3,891,186
(Cost $18,104,780)		15,927,521
Italy 2.9%
Snam SpA	2,164,340	10,217,951
Terna - Rete Elettrica Nazionale	1,887,030	15,594,398
(Cost $24,750,096)		25,812,349
Japan 1.4%
Japan Airport Terminal Co., Ltd.	119,000	4,692,238
Tokyo Gas Co., Ltd.	332,900	7,556,113
(Cost $11,075,337)		12,248,351
Mexico 1.1%
Grupo Aeroportuario del Pacifico SAB de CV (ADR)	17,329	2,827,573
Grupo Aeroportuario del Sureste SAB de CV (ADR)	22,049	7,026,575
(Cost $6,930,434)		9,854,148
Spain 8.4%
Aena SME SA 144A	102,476	20,170,983
Cellnex Telecom SA 144A*	863,803	30,538,815

Ferrovial SE	460,496	18,222,846
Redeia Corp. SA	307,942	5,250,787
(Cost $52,054,964)		74,183,431
United Kingdom 7.8%
National Grid PLC	4,720,471	63,511,655
Severn Trent PLC	83,622	2,606,924
United Utilities Group PLC	204,303	2,653,390
(Cost $57,446,513)		68,771,969
United States 53.4%
American Tower Corp. (REIT)	351,353	69,423,839
Atmos Energy Corp.	157,612	18,735,338
CenterPoint Energy, Inc.	780,903	22,247,927
Cheniere Energy, Inc.	59,045	9,522,778
Crown Castle, Inc. (REIT)	135,297	14,318,482
DT Midstream, Inc.	213,943	13,071,917
Edison International	317,800	22,477,994
Eversource Energy	227,020	13,568,985
Exelon Corp.	812,056	30,508,944
Kinder Morgan, Inc.	773,662	14,188,961
NiSource, Inc.	1,071,410	29,635,201
ONEOK, Inc.	603,622	48,392,376
PG&E Corp.	2,566,798	43,019,535
Pinnacle West Capital Corp.	36,660	2,739,602
SBA Communications Corp. (REIT)	104,456	22,635,615
Sempra	575,652	41,349,083
Targa Resources Corp.	300,510	33,654,115
Union Pacific Corp.	17,980	4,421,821
Williams Companies, Inc.	515,786	20,100,180
(Cost $324,852,052)		474,012,693
Total Common Stocks (Cost $672,267,407)		880,713,995

Master Limited Partnerships 0.5%
United States
Enterprise Products Partners LP (Cost $4,094,507)	153,875	4,490,072

Cash Equivalents 0.1%
DWS Central Cash Management Government Fund, 5.36% (a) (Cost $963,421)	963,421	963,421

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $677,325,335)	99.8	886,167,488
Other Assets and Liabilities, Net	0.2	1,788,419
Net Assets	100.0	887,955,907
For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.

A summary of the Fund’s transactions with affiliated investments during the period ended March 31, 2024 are as follows:
Value ($) at 12/31/2023	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 3/31/2024	Value ($) at 3/31/2024
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 5.26% (a) (b)
6,814,025	—	6,814,025 (c)	—	—	65,231	—	—	—
Cash Equivalents 0.1%
DWS Central Cash Management Government Fund, 5.36% (a)
3,279,510	32,381,003	34,697,092	—	—	21,932	—	963,421	963,421
10,093,535	32,381,003	41,511,117	—	—	87,163	—	963,421	963,421

*	Non-income producing security.
(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(b)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(c)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended March 31, 2024.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt
REIT: Real Estate Investment Trust
At March 31, 2024 the DWS RREEF Global Infrastructure Fund had the following sector diversification:
Sector Diversification	Market Value ($)	(As a % of Investment Portfolio excluding Cash Equivalents)
Utilities	378,718,009	43%
Energy	238,880,352	27%
Industrials	122,887,705	14%
Real Estate	106,377,936	12%
Communication Services	38,340,065	4%
Total	885,204,067	100%
Sector diversification is subject to change.

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of March 31, 2024 in valuing the Fund's investments.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$13,580,160	$—	$—	$13,580,160
Canada	113,100,813	—	—	113,100,813
China	16,178,026	—	—	16,178,026
France	57,044,534	—	—	57,044,534
Hong Kong	15,927,521	—	—	15,927,521
Italy	25,812,349	—	—	25,812,349
Japan	12,248,351	—	—	12,248,351
Mexico	9,854,148	—	—	9,854,148
Spain	74,183,431	—	—	74,183,431
United Kingdom	68,771,969	—	—	68,771,969
United States	474,012,693	—	—	474,012,693
Master Limited Partnerships	4,490,072	—	—	4,490,072
Short-Term Investments	963,421	—	—	963,421
Total	$886,167,488	$—	$—	$886,167,488
OBTAIN AN OPEN-END FUND PROSPECTUS
To obtain a summary prospectus, if available, or prospectus, download one from fundsus.dws.com, talk to your financial representative or call (800) 728-3337. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The summary prospectus and prospectus contain this and other important information about the investment product. Please read the prospectus carefully before you invest.
CLOSED-END FUNDS
Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.
NO BANK GUARANTEE | NOT FDIC INSURED | MAY LOSE VALUE
DRGIF-PH1
R-080548-2 (1/25)